Exhibit 99.2

Third Quarter 2014 Earnings Results October 22, 2014 POLARIS INDUSTRIES INC.Relentless MAKING OUR POWERFUL POTFOLIO EVEN STRONGER

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2014 and 2015 sales, shipments, margins, netincome and cash flow, the trend toward producing more of the Company’s own engines for its vehicles,the opportunities for expansion and diversification of the Company’s business, the impact of therepurchase of shares on the Company’s full year 2014 earnings per share and the Company’s guidanceon earnings per share from continuing operations are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2013 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Q3-2014 2

Scott W. Wine Chairman & CEO Third Quarter 2014 Earnings Results October 22, 2014 POLARIS INDUSTRIES INC.

$116.9 $140.8 Q3 2013 Q3 2014 Q3 2014 Sales and Net Income Record 3rd quarter sales and net income* Motorcycles up 28%; PG&A up 24%; ORV sales increased 17%; Snowmobiles up 13% International up 9%; APLA up 40%; EMEA up 1% N.A. retail sales increased 12%; ORV, motorcycles & snowmobiles up strong Earnings per share* increased 26% to a record $2.06 Operating income increased 23% to $222.6 million Net income margins* were up 21 bps to 10.8% $1,102.6 $1,302.3 Q3 2013 Q3 2014 Another Strong Quarter Q3 Net Income* Q3 Sales (in millions) (in millions) +20% +18% Q3-2014 4 * from continuing operations 4

Full Year 2014 Guidance Record sales and earnings projected for 2014 North American retail sales growth and market share gains continue Industry trends expected to remain unchanged for balance of 2014 Improving operational and commercial execution drives profitable growth 5 Q3-2014 $3,777 2013 Actual FY 2014 Guidance $5.40 2013 Actual FY 2014 Guidance Increased Full Year 2014 EPS* Guidance Diluted EPS* Total Company Sales Up 17% to 18% $4,425 to $4,475 Up 21% to 23% $6.55 to $6.65 (in millions) * from continuing operations 5

Polaris Strategic Objectives

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

- Best People, Best Team
- Safety & Ethics Always
- Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

- Growth
- Margin Expansion
- Product & Quality Leadership
- LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

Q3-2014 6

POLARIS

Organizational Changes

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Global Market Leadership
>33% of Polaris revenue

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Growth through Adjacencies
>$2B from acquisitions & new markets

LEAN Enterprise is Competitive Advantage
Significant Quality,
Delivery & Cost Improvement

Performance Priorities

Growth
Margin Expansion
Product & Quality Leadership
LEAN Enterprise



KEN PUCEL
E.V.P. of Operations, Engineering & LEAN
(November 2014)

Research & Development
Manufacturing
LEAN Transformation

25+ years at Boston Scientific Corp., most recently E.V.P. of Operations, Quality and Technology



MATT HOMAN
President of Global Adjacent Markets
(July 2014)

Small Vehicles
Commercial
Defense
M&A for Adjacent Markets

12+ years with Polaris, most recently V.P. of EMEA



SURESH KRISHNA
V.P. of EMEA
(July 2014)

Europe
Middle East
Africa
European Manufacturing (Poland)

3 years with Polaris as V.P. of Global Operations & Integration

Evolving Leadership Team to Meet Demands of an $8 Billion Enterprise

Q3-2014 7

Bennett Morgan President & COO Third Quarter 2014 Earnings Results October 22, 2014 POLARIS INDUSTRIES INC.

POLARIS

N.A. Retail Sales & Dealer Inventory – Q3 2014

Best in Powersports Plus

N.A. Powersports Retail Sales


+12%
+5%
Polaris
Q3 2014
Industry
Q3 2014

N.A. Dealer Inventory


+15%
Q3 2013
Q3 2014
3% Existing Models
9% New models/ categories
3% New Dealers
15% Total Increase

Polaris N.A. retail up 12% for Q3 2014 vs. Q3 2013

- Gained share in all businesses - ORV, motorcycles and snowmobiles

Polaris Q3 2014 N.A. dealer inventory up 15% vs. Q3 2013

- ORV up mid-teens % - new models and market segments
- Motorcycles up low-double digits; Indian distribution and expanded product line; Victory down
- Snowmobiles up mid-teens percent – timing of shipments; new models

Dealer Inventory Adequate – Some 2015 High-demand Models Limited

Q3-2014
9

18 NEW Off-Road Vehicles 5 NEW Motorcycles 10 Q3-2014 NEW Model Year 2015 Product Introductions Industry-Leading Products in All Categories PG&A Over 300 NEW MY’15 Accessories XP 1000 High Lifter Edition 900 TRAIL, 50” S 900, 60” 900 XC EDITION XP 4 1000 XP 1000 XP 1000 ACE 570 EXT X2 570 TOURING 570 SP TOURING XP 1000 EXT 570 570 FULL SIZE CREW 570 CREW 570 FULL SIZE XP900 MAGNUM ROADMASTER SLINGSHOT SL Two-tone Paint SCOUT 10

POLARIS

Off-Road Vehicles

Best in Powersports PLUS

ORV Sales

($ millions)


$702.0
+17%
$823.2
$1,862.5
+14%
$2,127.5
Q3 2013
Q3 2014
Q3 2013 YTD
Q3 2014 YTD



2015 RZR S 900

N.A. Q3 Polaris ORV retail sales ⬆ high-single digits %; Industry ⬆ mid-single digits %

- Polaris side-by-sides ⬆ double digits %; ATVs ⬇ slightly (excludes ACE)
- Both ATVs and side-by-sides grew share in Q3
- Canadian ORV industry soft

International ORV ⬆ 18% in Q3, both side-by-sides and ATVs grew

Excellent start for MY'15 product introductions – initial demand strong

30th Consecutive Quarter of ORV Market Share Gains

Q3-2014

11

Strengthening the RZR Brand Globally 12 Camp RZR – Brimstone, Tennessee 1st Camp RZR in Eastern United States for RZR customers 12,000+ attendees Over 600 demo rides 2 million social impressions Camp RZR Glamis #3 coming Halloween weekend in Southern California SEPTEMBER 19-21 Q3-2014 12

POLARIS

Motorcycles

VICTORY Indian SLINGSHOT

Best in Powersports PLUS

Motorcycle Sales

($ millions)



$49.4
+28%
$63.3
$151.0
+62%
$245.3
Q3 2013
Q3 2014
Q3 2013 YTD
Q3 2014 YTD



New 2015 Indian Scout

Polaris N.A. motorcycle retail sales ⬆ nearly 30% in Q3
- Indian ⬆ significantly - retail, share, and dealer expansion
- Victory retail sales ⬇ mid-teens digits % - delayed shipments of MY'15 & tough comps
- Heavyweight Industry ⬆ low-single digits %

Indian Motorcycle distribution expanding
- Over 160 N.A. dealers signed; ~109 currently retailing

First mid-sized motorcycle introduced – MY'15 Scout receiving strong initial orders

International sales, shipments and distribution strong, ⬆ over 80% in Q3

Slingshot introduced – 1st Polaris 3-wheel motorcycle

On Track to Becoming a Meaningful Motorcycle Business

Q3-2014 13

Motorcycles Unveiled July 2014 2 models: Base & Premium (SL) $19,999 - $23,999 MSRP (U.S.) 360 dealers signed & committed Shipping expected to begin in next 30 days Extremely high initial interest 1 billion media impressions in first 4 weeks Assembly in Spirit Lake, Iowa Adjacencies Q3-2014 14

Q3 2013 YTD Q3 2014 YTD Q3 2013 Q3 2014 Snowmobiles Polaris market share season-to-date with retail sales over 50% Early Industry retail sales strong season-to-date; over 30% Dealer inventories mid-teens % in preparation for upcoming selling season MY’15 800 Switchback Pro-S won “2015 Snowmobile of the Year” by SnowGoer Magazine European snowmobile sales remain weak 15 Q3-2014 Good Start Heading into Snowmobile Selling Season Snowmobile Sales $143.6 Best in Powersports PLUS ($ millions) +13% $162.7 MY’15 800 Switchback PRO-S The All New Platform $166.7 +11% $184.4 15

Q3 2013 YTD Q3 2014 YTD Q3 2013 Q3 2014 PG&A 16 Q3-2014 Strong Growth in Highest Margin Business PG&A Sales Best in Powersports PLUS $176.0 ($ millions) +24% $219.1 Record Q3 sales; 24% ORV sales 28%, Motorcycles 56%, Snowmobiles 8% All categories increased sales in Q3 Accessories 37%, Apparel 20%, Parts 9% Kolpin & Klim performing well SMART (LEAN retail-pull model) roll-out expanded to more dealers ORV 69% 9% Small Vehicles 3% Snow 14% Other 5% 54% Parts 35% Apparel 11% Accessories Q3’14 Sales by Category Q3’14 Sales by Product Line Motorcycles $436.6 +22% $531.3 16

Defense / Commercial 17 Q3-2014 Q3 Defense revenue Timing of orders DAGOR officially launched at AUSA in October 2014 Initial orders received International Defense penetration growing MRZR in 21 countries Commercial revenue in Q3 as expected, due to prior year channel fill for BRUTUS National Accounts sales in Q3 BRUTUS retail , but remains below expectations Ariens partnership gaining traction; Gravely Atlas well-received – SOP Q4 2014 Defense & Commercial Gaining Traction Overall Growth Through Adjacencies FY 2013 Actual FY 2014 Expectations Sales FY 2013 Actual FY 2014 Expectations Sales 17

POLARIS

Small Vehicles

Growth Through Adjacencies

Small Vehicle Sales

($ millions)


+52%
$116.2
$76.5
+8%
$34.2
$31.7
Q3 2013
Q3 2014
Q3 2013 YTD
Q3 2014 YTD

European markets remain weak

Aixam Mega sales ⬆ in Q3; Aixam market share ⬆ notably, #1 share

GEM sales ⬆ in Q3; strong order bank

Goupil sales ⬇ in Q3; weak French economy impacting B2B and B2G sales

Small Vehicle Brands

People Movers

GEM



GEM e6®

Quadricycles

AIXAM



AIXAM 2014 Crossline Premium

Light Utility Haulers

MEGA



Mega e-Worker Tipper

GOUPIL INDUSTRIE



Goupil G3 Canvas Van

Small Vehicles Performance Gaining Traction

Q3-2014

18

Q3 2013 YTD Q3 2014 YTD Q3 2013 Q3 2014 International 19 Q3-2014 International Grew Despite Tough Economic Environment International Sales International sales 9% in Q3 ORV 18%; Motorcycles 80%; Small Vehicles 2%; PG&A 8% EMEA 1%; Latin America 48%; Asia Pacific 37% EMEA market share gains in ORV, motorcycles and Aixam Q3 European ORV and motorcycle industries softening; YTD ORV YTD Motorcycles Snowmobile sales weak due to poor snow season last year Asia Pacific strong performance in Australia/New Zealand - #1 ORV share Latin America – Mexico & Brazil sales up in Q3 Poland plant shipments beginning Q1 2015; SOP has begun New Plant in Opole, Poland $139.4 ($ millions) Global Market Leadership +9% $151.6 $389.2 +25% $487.1 19

Q3 2013 Q3 2014 Q3 2013 YTD Q3 2014 YTD Operational Excellence 20 Q3-2014 Gross Profit Margin Pressure Driven by Currency Gross Profit Margin Gross Profit Margin in Q3 due primarily to currency pressures LEAN initiatives driving productivity gains RFM implementation for ATVs in process Factory inventory up 26% vs. 2013; PG&A, raw materials, product mix and acquisitionsPolaris quality improving; #1 in NPS for Victory, SxS, ATVs Plant capacity challenging in Q3; capacity projects starting to come on line Q3 2013 Gross Profit Margin Operating Expense Financial Services Income Taxes Other Income/ Expense Q3 2014 10.6% -0.6% +1.0% +0.3% -0.1% -0.4% 10.8% Net Income* as a Percent of Sales 30.4% LEAN Enterprise is Competitive Advantage -55 bps 29.8% 29.8% -15 bps 29.7% * from continuing operations 20

Mike Malone V.P Finance & CFO Third Quarter 2014 Earnings Results October 22, 2014 POLARIS INDUSTRIES INC.

Improved Earnings Expectations 2014 Full Year Guidance METRIC GUIDANCE Product line sales Off-Road Vehicles Up 13% to 14% Snowmobiles Up mid-single digits % Motorcycles Up 65% to 75% Small Vehicles Up 25% to 30% PG&A Up about 20% International Up low-teens % Total Company sales Up 17% to 18% Gross profit margin Down 20 to 30 bps Operating expenses Down 50 to 70 bps Income from financial services Up about 25% Income taxes 34.5% to 35.5% of pretax income Net income from continuing operations Up 17% to 19% EPS, diluted from continuing operations $6.55 - $6.65 (+21% to 23%) Share count Down about 3% Change in Guidance Increased/ favorable Decreased/ unfavorable Unchanged Narrowed Q3-2014 22

METRIC Actual Q3 2013 Actual Q3 2014 Guidance FY 2014 Prior period 29.5% 30.4% 29.7% Production volume adjustments Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix New plant start-up costs Warranty costs Tooling amortization Sales promotional costs Contract dispute charge in 2013 Current period 30.4% 29.8% 29.4% to 29.5% Change +84 bps -55 bps -20 to -30 bps 2014 Gross Profit Margin Guidance Improvement to gross profit margin % Impairment to gross profit margin % Neutral to gross profit margin % Q3-2014 23

Balance Sheet and Liquidity Profile $ In millions (except per share and rate data) YTD 2014 Fav / (UnFav) YTD 2013 2014 Full Year Guidance vs. 2013 Cash $169.0 ($218.8) Increase Debt / Capital lease obligations $228.0 ($120.8) Decrease Credit facility $350.0 Flat Unchanged Factory inventory $582.2 ($121.6) Increase faster than sales % Capital expenditures $146.5 $45.9 Lower, but > $200MDepreciation and amortization $91.0 $26.7 Increase about 40% from 2013 Operating cash flow from continuing operations $380.4 ($1.4) Increase at slightly higher % than net income Dividend (per share) $1.44 $0.18 Increase 14% over 2013 Polaris Acceptance receivables $1,072.4 ($220.6) Increase at slightly lower % than sales Retail credit – Approval rate– Penetration rate57% 32% (1%) (2%) Approval rates stable; aggressive financing from other banks Q3-2014 24

Scott W. Wine Chairman & CEO Third Quarter 2014 Earnings Results October 22, 2014 POLARIS INDUSTRIES INC.

Notable Headwinds, but Expect Another Record Performance in 2015 2015 Initial Thoughts Global economies remain unpredictable U.S. regulatory and tax policies unlikely to improve – slow growth continues Powersports market trends should mirror 2014 – modest, inconsistent growth Polaris market share gains continue in N.A. and EMEA Currencies likely to remain volatile / unhelpful LEAN progress will accelerate throughout ’15 Major investments begin to pay back Polaris remains #1 in Powersports Remain aggressive on innovation – build on #1 market share position in ORVs Indian motorcycles growth continues – Slingshot gains foothold in 3-wheel market PG&A benefits from continued vehicle growth in all product lines 26 Q3-2014 26

POLARIS Thank you Questions?